UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2026

INOTIV, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE,INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (765) 463-4527
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NOTV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 28, 2026, following receipt of consents from holders of a majority in aggregate principal amount of the outstanding 3.25% Convertible Senior Notes due 2027 (the “Convertible Notes”) of Inotiv, Inc. (the “Company”), the Company, as Issuer, BAS Evansville, Inc., as Guarantor, and U.S. Bank Trust Company, National Association, as successor in interest to U.S. Bank National Association, as Trustee, entered into the Second Supplemental Indenture (the “Second Supplemental Indenture”) to the indenture governing the Convertible Notes (the “Convertible Indenture”) to further extend the applicable grace period in connection with the failure to make interest payments on the Convertible Notes from 44 days to 51 days.

As previously disclosed, on April 15, 2026, the Company was required to make an interest payment of approximately $2.139 million under the Convertible Indenture and was entitled to a grace period thereunder for 30 days, through and including May 15, 2026, which was subsequently extended to 44 days, through and including May 29, 2026, pursuant to the First Supplemental Indenture to the Convertible Indenture, dated as of May 15, 2026. Pursuant to the Second Supplemental Indenture, the foregoing grace period was extended to a total of 51 days, through and including June 5, 2026.

The foregoing summary of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete text of the Second Supplemental Indenture, a copy of which is filed as Exhibit 4.1 hereto and incorporated into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report.

Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of May 28, 2026, among Inotiv, Inc., BAS Evansville, Inc., and U.S. Bank Trust Company, National Association
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOTIV, INC.

Date:	May 31, 2026	By:	/s/ Beth Taylor
Beth Taylor
Chief Financial Officer,
Executive Vice President